As filed with the Securities and Exchange Commission on March 27, 2002
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               AMENDMENT NO. 1 TO
                                    FORM 8-K
                 (amending Form 8-K filed on February 13, 2001)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 30, 2002

                                WINDSORTECH, INC.
                   (Formerly known as Delta States Oil, Inc.)
             (Exact Name of Registrant as Specified in its Charter)






         Delaware                    8-7539                   13-2599131

(State or Other Jurisdiction       (Commission              (IRS Employer
    of Incorporation)              File Number)         Identification Number)

                       70 Lake Drive, Hightstown, NJ 08520

                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (609) 426-4666


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     On February 13, 2002, the Registrant,  Windsortech, Inc. (formerly known as
Delta States Oil, Inc.  ("Delta"))  file a Current  Report on Form 8-K reporting
the   completion   of  the   merger   between   Delta  and   Windsortech,   Inc.
("Predecessor"). Predecessor, was merged with and into Delta and Delta was renamed "Windsortech, Inc." The merger became effective on January 30, 2002.


     As a result of this merger, the Registrant is now actively engaged in the business of purchasing and selling off-lease, excess, used, refurbished and as-is computer equipment and related products, in contrast to its previously disclosed objective of seeking opportunities to commence active business operations.


     For accounting purposes, the merger will be treated as a recapitalization of Predecessor with Predecessor as the acquirer (reverse acquisition). The historical financial statements to be presented prior to the merger are those of the Predecessor.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(a)  Financial Statements of Business Acquired:


     Audited financial statements of Windsortech, Inc., a New Jersey corporation (Predecessor corporation) as of December 31, 2001 and for the period from inception through December 31, 2001, pursuant to Rule 3.05(b) of Regulation S-X of the Securities Exchange Act of 1934, are attached as Exhibit 99.3 attached hereto.


(b)  Pro forma financial information


     Pro forma financial information is attached as Exhibit 99.4 hereto.


(c)  Exhibits

     Exhibit 99.3 Audited financial statements of Windsortech, Inc as of December 31, 2001 and for the period from inception through December 31, 2001

     Exhibit 99.4         Pro forma financial information








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   WINDSORTECH, INC.


Date: March 27, 2002                      By:  /S/  DAVID A. LOPPERT
                                              -------------------------------
                                                     David A. Loppert
                                                 Vice President, Secretary